UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2007

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 753-3011

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01.Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
KBR Supplemental Executive Retirement Plan
KBR Benefit Restoration Plan
KBR Elective Deferral Plan

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Material Awards; Adoption of Certain Compensation Plans and Arrangements.
     Material Awards. On April 9, 2007, following the separation of KBR, Inc. (“KBR”) and Halliburton Company (“Halliburton”), outstanding awards under Halliburton’s 1993 Stock and Incentive Plan previously granted to KBR employees, consisting of options to purchase Halliburton common stock and Halliburton restricted stock, were converted into awards under KBR’s Transitional Stock Adjustment Plan, consisting of options to purchase KBR common stock and KBR restricted stock, respectively. The following table provides information on such awards on an as converted basis for certain executive officers of KBR:

						Restricted Stock
	Option Awards					Awards
			Shares of
		Shares of	KBR
		KBR	Common			Number of
		Common	Stock			Shares of
		Stock	Underlying			KBR
		Underlying	Unexercised			Restricted
		Unexercised	Options	Option		Stock That
		Options	(#)	Exercise	Option	Have Not
	Grant	(#)	Unexercisable	Price	Expiration	Vested
Name	Date	Exercisable	(1)	($)	Date	(#)(2)(3)
William P. Utt (President and Chief Executive Officer)	3/15/2006					38,774

Cedric W. Burgher (Senior Vice President and Chief Financial Officer)	11/7/2005	8,078	16,156	$18.31	11/7/2015	19,387

John L. Rose	3/8/2000					2,423
(Executive Vice	6/9/2003	10,016		$7.32	6/9/2013	3,005
President, Energy	3/16/2004	10,187		$8.94	3/16/2014	3,396
and Chemicals)	2/17/2005	4,846	2,423	$12.94	2/17/2015	4,653

		25,049				13,477

Bruce A. Stanski	8/6/1997					194
(Executive Vice	7/10/1998					388
President,	4/9/1999					775
Government and	4/13/2001					4,039
Infrastructure)	7/19/2001	4,177		$9.77	7/19/2011
	10/1/2001					8,361
	1/2/2002					8,361
	4/1/2002					8,361
	3/16/2004	13,247		$8.94	3/16/2014	7,639
	8/19/2004					9,694
	2/17/2005	12,924	6,462	$12.94	2/17/2015	14,540

		30,348				62,352

John Gann, Jr.	12/15/2004	15,080	7,538	$12.44	12/15/2014	9,694
(Vice President and	11/9/2005					12,925
Chief Accounting Officer)

						22,619

(1)	All options listed in this column vest at a rate of 33-1/3% on the first anniversary, 67% on the second anniversary and 100% on the third anniversary from the date of grant.

(2)	All restricted stock listed in this column that was awarded (originally as Halliburton restricted stock) on or after January 1, 2003 vests at a rate of 20% per year over a 5-year vesting period. All other restricted stock listed in this column that was awarded (originally as Halliburton restricted stock) prior to January 1, 2003 vests at a rate of 10% per year over a 10-year vesting period.

(3)	Restricted stock converts into KBR common stock at a one-to-one ratio.
     Also on April 9, 2007, outstanding awards under Halliburton’s Dresser Industries, Inc. Deferred Compensation Plan previously granted to KBR employees, consisting in part of units denominated in shares of Halliburton common stock, were converted into awards under the KBR Dresser Deferred Compensation Plan (the “KBR Dresser Plan”), consisting in part of units denominated in shares of KBR common stock. On an as converted basis, John L. Rose’s units denominated in shares of KBR common stock equaled approximately 38,934 shares of KBR common stock. Please read “Adoption of Certain Compensation Plans and Arrangements—KBR Dresser Plan—Payout Options” for more information on the payment of benefits under the KBR Dresser Plan.
     Adoption of Certain Compensation Plans and Arrangements. On April 13, 2007, the board of directors of KBR adopted the KBR Dresser Plan, the KBR Supplemental Executive Retirement Plan (the “KBR SERP”), the KBR Benefit Restoration Plan (the “KBR BRP”) and the KBR Elective Deferral Plan (the “KBR EDP”), effective as of April 5, 2007. These plans were adopted to preserve the material terms of similar Halliburton plans in which KBR employees participated before the separation of KBR and Halliburton.
     KBR Dresser Plan
     General. The KBR Dresser Plan governs both cash benefits and benefits denominated in KBR common stock provided to three former employees of Dresser Industries, Inc. who are now employees of KBR. The KBR Dresser Plan is a “frozen” plan, meaning that there are no new participants going forward and no additional deferrals credited to any existing participants. The KBR Dresser Plan is a continuation of the benefits provided under the Dresser Industries, Inc. Deferred Compensation Plan, as previously administered by Halliburton. All amounts payable under the KBR Dresser Plan are fully vested.
     Benefits. Participants in the KBR Dresser Plan have accounts credited with cash and/or units denominated in shares of KBR common stock. The cash portion of a participant’s benefit is credited annually with interest based on the annual savings account rate at a major bank, as designated by the KBR Dresser Plan’s administrative committee. If dividends are paid on KBR common stock, the participant’s unit account is increased by the whole number of units of KBR common stock that could be purchased, at the applicable discount, by a dividend equivalent amount as described in the plan. The applicable discount for crediting additional units is determined by the compensation committee, subject to a maximum discount of twenty-five percent.
     Payout Options. Payment of benefits under the KBR Dresser Plan are made in cash, KBR common stock or both, as applicable. Upon a participant’s termination of employment, each participant has the option to receive the benefits provided under the KBR Dresser Plan in equal annual installments over five, ten, fifteen or twenty years. Such election must be made prior to each participant’s respective termination. Regardless of such election, the KBR Dresser Plan’s administrative committee may, in its discretion, direct full payment of a participant’s benefits as soon as administratively feasible after termination of employment if the participant’s benefits payable under the KBR Dresser Plan total $50,000 or less.
     The foregoing description of the KBR Dresser Plan is qualified in its entirety by reference to the full text of the plan, which is filed as Exhibit 4.5 to KBR’s Registration Statement on Form S-8 filed with the SEC on April 13, 2007 and incorporated herein by reference.
     KBR SERP
     General. The KBR SERP governs cash benefits provided to certain selected salaried officers and senior executives of KBR. The compensation committee of the board of directors of KBR, in its discretion, determines the participants in the plan. Under the terms of the KBR SERP, KBR will provide benefits to its employees similar to those previously provided under the Halliburton Company Supplemental Executive Retirement Plan (the “Halliburton SERP”), as previously administered by Halliburton. Amounts awarded under the plan may be credited to existing participants and/or new participants. All amounts granted prior to 2005 are fully vested under the KBR SERP. Any amounts granted in 2005 or later will fully vest upon five consecutive years of participation in the KBR SERP, including any participation in the Halliburton SERP, measured from the date such participant first became a participant in the Halliburton SERP or KBR SERP, as applicable.
     Benefits. Each participant in the KBR SERP is awarded credits denominated in cash to an account balance. The compensation committee, in its discretion, determines the amount that is credited to each participant’s account. The account balance is credited with interest at a five percent (5%) rate during the period before a participant’s termination of employment, and at a ten percent (10%) rate after such termination and until actual payout.
     Payout. As soon as administratively practicable upon a participant’s termination of employment, all amounts payable to such participant are payable in a single lump sum cash payment. Such payment shall only be delayed if necessary to comply with Internal Revenue Code Section 409A and relevant guidance thereunder.
     The foregoing description of the KBR SERP is qualified in its entirety by reference to the full text of the plan, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.
     KBR BRP
     The KBR BRP is a continuation of the benefits provided under the Halliburton Company Benefit Restoration Plan, as previously administered by Halliburton. The KBR BRP exists to provide a vehicle to restore qualified plan benefits that are reduced as a result of limitations imposed under the Internal Revenue Code or due to participation in other KBR sponsored plans. It also serves to defer compensation that would otherwise be treated as excessive employee remuneration within the meaning of Section 162(m) of the Internal Revenue Code. The KBR BRP is a nonqualified deferred compensation plan that earns interest at the rate of 10% per annum.
     The foregoing description of the KBR BRP is qualified in its entirety by reference to the full text of the plan, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.
     KBR EDP

     The KBR EDP is a continuation of the benefits provided under the Halliburton Elective Deferral Plan (the “Halliburton EDP”), as previously administered by Halliburton. The KBR EDP provides highly compensated employees with an opportunity to defer earned base salary and incentive compensation in order to help meet retirement and other future income needs. KBR employees that were participants in the Halliburton EDP or are selected by the KBR EDP’s administrative committee, in its discretion, are eligible to participate in the KBR EDP. The KBR EDP is a nonqualified deferred compensation plan. Participation in the KBR EDP is voluntary.
     The foregoing description of the KBR EDP is qualified in its entirety by reference to the full text of the plan, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

ITEM 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	KBR, Inc. Transitional Stock Adjustment Plan (incorporated by reference to Exhibit 10.23 to KBR’s Form 10-K for the year ended December 31, 2006).

10.2*	KBR Dresser Deferred Compensation Plan (incorporated by reference to Exhibit 4.5 to KBR’s Registration Statement on Form S-8 filed on April 13, 2007).

10.3	KBR Supplemental Executive Retirement Plan.

10.4	KBR Benefit Restoration Plan.

10.5	KBR Elective Deferral Plan.

*	Incorporated by reference as indicated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: April 13, 2007	By:	/s/ Andrew D. Farley Andrew D. Farley Senior Vice President

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
10.1*	KBR, Inc. Transitional Stock Adjustment Plan (incorporated by reference to Exhibit 10.23 to KBR’s Form 10-K for the year ended December 31, 2006).

10.2*	KBR Dresser Deferred Compensation Plan (incorporated by reference to Exhibit 4.5 to KBR’s Registration Statement on Form S-8 filed on April 13, 2007).

10.3	KBR Supplemental Executive Retirement Plan.

10.4	KBR Benefit Restoration Plan.

10.5	KBR Elective Deferral Plan.

*	Incorporated by reference as indicated.